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THE GROWTH FUND OF WASHINGTON



(graphic eastern seaboard, MD and VA highlighted)



Semi-Annual Report

June 30, 1999



(logo)

THE GROWTH FUND OF WASHINGTON



Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns with all distributions reinvested for periods ended June 30, 1999, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +223.92%, or +12.47% a year;

5 years: +144.35%, or +19.56% a year; and 12 months: +3.60%.  Sales charges are

lower for accounts of $100,000 or more.



THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. ALL INVESTMENTS ARE
SUBJECT TO

CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED BY

FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE

FUND. ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT
PERSPECTIVE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR

ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE

CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON.



Fellow Shareholders

The Growth Fund of Washington's net asset value was $30.82 on June 30, 1999 versus $30.86 on December 31, 1998, which is unchanged on a total return basis with the 4-cent per share dividend on June 21 taken in shares.  For the same period, the total return on the unmanaged Standard & Poor's 500 Composite
Index

increased by 12.56%. At mid-year, the weighted average price-earnings multiple for the Fund's holdings was 19.3 times 2000 estimated earnings, or about 19%

less than the S&P 500's multiple of  24.4 times.



One of the reasons for the Fund's underperformance is the decline year-to-date in both Freddie Mac and Fannie Mae.  These two issues have been significant contributors to the Fund's performance in past years.  The fundamentals of the companies remain strong, and both expect to generate attractive earnings growth this year and in future years. We maintain a long-term focus, and believe that stock market performance will follow business performance over the long term.



During this same six-month period, the focus of the financial markets was on the pace of domestic growth.  At its May meeting the Federal Reserve Open Market

Committee (FOMC) adopted a "tightening bias." On June 30, the FOMC raised the target on the federal funds rate by 25 basis points, and adopted a "neutral"

policy stance. The move was widely anticipated. The Federal Reserve stated that this increase in rates was a necessary "pre-emptive"step to slow down the pace of growth. Although inflation has remained at low levels, there are fears that tight labor market conditions may re-ignite price pressures.



On June 30, 1999, The Growth Fund of Washington held securities of 26 companies in 13 industry groups.  The Fund's five largest holdings, representing
44.15% of

net assets, were Freddie Mac (13.34%); Fannie Mae (11.52%); The Washington
Post

Co., Class B (7.06%); Capital One Financial Corp. (6.80%); and SunTrust Banks,

Inc. (5.43%).



Since the first of the year, two companies were added to the Fun d's portfolio:

America Online, Inc., the Herndon, Virginia-based leader in interactive services, web brands, internet technologies, and e-commerce, whose two worldwide internet services, America Online and CompuServe have approximately 20 million members; and Coventry Healthcare, Inc., a Bethesda, Maryland-based provider of health care services through full-risk health care plans, including health maintenance organization and preferred provider organization products, and an administrator of self-insured health plans of certain large employers, providing services to the employer and their covered employees.



In addition, the acquisition of Fund holding Crestar Financial Corp. by SunTrust

Banks, Inc. was completed and the Fund received shares of SunTrust Banks.

SunTrust is the nation's 10th largest commercial banking organization, providing a wide range of services to meet the financial needs of customers in six states,

including Maryland and Virginia, plus the District of Columbia. Consolidation activity in the banking industry has increased in the last few months, as Y2K concerns are less of an issue; and there is a possible change in accounting rules that would eliminate pooling-of-interest transactions after next year.



The Growth Fund of Washington eliminated the following holdings during this period: COMSAT Corp., Harman International Industries, Inc., Richfood
Holdings,

Inc. (acquired by SuperValu, Inc.), SLM Holding Corp., and USEC, Inc.



Prospects for the regional economy appear to be bright, with reasonable growth and little sign of inflation.  The most recent Federal Reserve Beige Book reported strong housing sales in the mid-Atlantic region and manufacturing activity grew at a moderate pace.



In telecommunications, the convergence of voice, data, and video is ongoing.

Small and large combinations have been announced during the last six months. On

July 18, 1999, Qwest Communications and U S West agreed to a strategic merger of the two companies. Terms provide that Qwest will issue shares of its common stock having a value of $69.00 for each share of US West. The merger is subject to approval of shareholders of both companies and by Federal and state regulators. It is expected to be consummated by mid-2000.



With the general markets at historic highs, one can expect increased volatility and the possibility of lower prices. The Growth Fund of Washington's lower than average price-earnings ratio should provide some downside protection. We encourage you to maintain a long-term perspective toward your holdings.



We welcome your comments, as always, and look forward to reporting to again in six months.



Sincerely,



(signatures)



James H. Lemon, Jr.           Harry J. Lister

Chairman                      President



August 23, 1999







Investment Portfolio as of June 30, 1999




Number

Industry
of           Market     Percent of

Group               Securities<F1>
Shares          Value     Net Assets




Aerospace    Lockheed Martin Corp.             97,126     $  3,617,944        4.75%
             Bethesda-based defense/aerospace company

             that designs and services communication

             and information systems.


Banking      Bank of America Corp.            44,400        3,255,075        4.27

             Multi-bank holding company with

             operations in many states and Washington,

             DC with $595 billion in assets.



             Capital One Financial Corp.     93,000        5,178,938        6.80

             Northern Virginia-based general purpose

             credit card issuer, with $17 billion in

             managed loans.



             First Union Corporation        72,600        3,412,200        4.48

             Leading financial services company with

             assets of $235 billion, serving 16 million

             corporate and retail customers in invest-

             ment and mortgage banking.



             Provident Bankshares Corporation54,754        1,273,031        1.67

             Baltimore-based bank holding company for

             Provident Bank.



             SunTrust Banks, Inc.           59,520        4,132,920        5.43

             Tenth largest banking company; branches

             across six states and Washington, DC

             with $91.1 billion in assets.



            TOTAL                                       17,252,164       22.65



Biotechnology
           Human Genome Sciences, Inc.<F2>10,000          395,000         .52

           Rockville, Maryland-based leader in gene

           sequencing, with licensing agreements

           with major pharmaceutical companies for

           therapeutic and diagnostic product

           development.



Computer   American Management
           Systems, Inc.<F2>              44,000        1,410,750        1.85

Services & Northern Virginia-based leading supplier

Hardware   of information technologies.



           MICROS Systems, Inc.<F2>      31,000        1,054,000        1.38

           Maryland-based manufacturer and marketer

           of systems and software for the hospitality

           industry.



           TOTAL                                      2,464,750        3.23



Financial  Fannie Mae                  128,320    $   8,773,880       11.52%

Services   Washington, DC-based, the largest

           residential mortgage funding operation

           through the secondary market.



           Freddie Mac                 175,200       10,161,600       13.34

           Northern Virginia-based company which

           purchases, securitizes and guarantees

           mortgages.


           TOTAL                                      8,935,480       24.86



Health    Coventry Healthcare, Inc.<F2>31,000          339,063         .45

Services  Bethesda-based managed health care

          company serving approximately

          1.4 million members.



          Trigon Healthcare, Inc.<F2> 31,700        1,153,088        1.51

          Richmond-based managed health care

          company serving approximately

          2 million members.



          United Payors & United
          Providers, Inc.<F2>        40,000           927,500        1.22

          Rockville-based company that is an

          intermediary on behalf of indemnity

          insurance companies, third-party

          administrators and self-insured unions

          for discounted medical services.



           TOTAL                                    2,419,651        3.18



InformationAmerica Online, Inc.       12,000        1,301,400        1.71

Services   Herndon, Virginia-based leader in

           interactive services, web brands, internet

           technologies, and e-commerce services.



Manufact
uring      The Black & Decker Corp.    10,000         631,250          .83

           Maryland-based manufacturer and marketer

           of a wide range of products sold to residential

           and commercial markets in over 100 countries.



           Danaher Corp.               50,000        2,906,250        3.82

           Washington, DC-based manufacturer of

           hand tools, automotive & transportation

           equipment, and process & environmental

           controls.



           TOTAL                                    3,537,500        4.65





Publishing
&           The Washington Post
            Co., Class B             10,000    $   5,377,500        7.06%

Communica
tions       Washington, DC-based company that

            publishes "The Washington Post" and

            "Newsweek"; owns several TV stations

             and over 60 cable TV systems.



Retail      Circuit City Stores, Inc.35,000        3,255,000        4.27

            Richmond-based retailer of audio, video and

            brand name consumer electronic products,

            with a presence in the new and used car

            market through CarMax.



Telecommuni-American Tower Corp.<F2>63,500        1,524,000        2.00

cations     Owns and operates more than 3,000 wireless

            communication towers in 44 states and

            Washington, DC.


            Bell Atlantic Corp.     56,000        3,661,000        4.81

            Holding company for the mid-Atlantic

            telephone companies, serving a multi-state

            area and Washington, DC.



            MCI Worldcom, Inc.      20,000        1,725,000        2.26

            A global business telecommunications

            company operating in more than 50 countries, providing fully integrated local, long distance,

            international, and Internet services.



            PRIMUS Telecommuni
            cations Group, Inc.<F2>40,000          897,500        1.18

            Vienna, Virginia-based provider of domestic

            and international long-distance switched

            voice, data, private network and value-

            added services.



            Qwest Communications
            International, Inc.<F2>69,966        2,313,251        3.04

            Nation's fourth largest long-distance

            company and a multimedia communications

            company serving over 2 million customers.



            TOTAL                              10,120,751       13.29



Transpor
tation      CSX Corp.             70,000        3,171,875        4.16

            Richmond-based holding company for

            transportation and natural resources with

            railroad, trucking, pipeline, and ocean

            shipping units.



Utilities  Columbia Energy Group 15,000    $     940,313        1.23%

           Reston, Virginia-based utility holding

           company with more than $6 billion in

           assets, engaged in all phases of the natural

           gas business; serves 7 million customers in

           15 states and Washington, DC.

           TOTAL INVESTMENT
           SECURITIES (cost: $19,477,030)     72,789,328       95.56



           Repurchase Agreements:
           Prudential Securities Corporation   3,491,000        4.58
           4.75%, issued 6/30/99, $3,491,000
           including interest,due 7/1/99
           (collateralized by $3,720,000
            Federal Home Loan Mortgage Corporation
            Mortgage Participation Certificates, due 4/15/29)



          Payables over cash and receivables    (103,000)       (.14)



          NET ASSETS                         $76,177,328      100.00%






<F1> Securities listed are common stocks unless otherwise indicated.

<F2> Indicates security which has not paid dividends during the preceding twelve months.



See Notes to Financial Statements









Statement of Assets and Liabilities

as of June 30, 1999 (Unaudited)



Assets         Investment in securities,

                 at market (cost: $19,477,030)       $72,789,328

               Repurchase agreements,

                 (cost: $3,491,000)                    3,491,000

               Cash                                       21,199

               Dividends and interest receivable           2,436

               Receivable for securities sold            878,221

               Receivable for Fund_s shares sold          65,645

               Other assets                               33,814
$77,281,643



Liabilities    Payable for adviser and management services43,938

               Payable for distribution plan              60,625

               Payable for securities purchased          527,900

               Payable for Fund_s shares repurchased     453,975

               Accounts payable and accrued expenses      17,877
1,104,315



Net Assets     Capital stock

                 ($.01 par value, 2,471,550 shares

                 outstanding, 25,000,000 authorized)      24,715

               Paid-in capital                        21,244,106

               Undistributed investment income            16,912

               Undistributed realized capital gains    1,579,297

               Unrealized gains                       53,312,298
$76,177,328



               Net asset value per share
$30.82





Statement of Operations

for the six months ended June 30, 1999 (Unaudited)



Investment Income

               Income:

                 Dividends                         $     509,501

                 Interest                                 51,301    $
560,802

               Expenses:

                 Investment advisory fee                 141,114

                 Business management fee                 127,728

                 Distribution fee                         94,076

                 Transfer agency fee and expenses         39,000

                 Auditing and legal fees                  14,500

                 Custodian fee and expenses               18,509

                 Directors_ fees                           4,800

                 Postage, stationery and supplies          2,770

                 Reports to shareholders                  7,264

                 Registration and prospectus expense       4,245

                 Other                                     5,252       459,258

               Net investment income                                   101,544



Realized and Unrealized Gain on Investments

               Net realized gain on equities, identified

                 cost basis                            1,561,296

               Net change in unrealized gain         (1,695,445)

                 Net realized and change in unrealized

                   gain on investments                               (134,149)



               Net decrease in net assets resulting from

                 operations                                      $    (32,605)



See Notes to Financial Statements





Statement of Changes in Net Assets



                                                   Six Months

                                                      Ended

                                                 June 30, 1999     Year Ended

                                                   (Unaudited)    Dec. 31,
1998



Increase in Net Assets

     Operations:

       Net investment income                         $   101,544  $
181,833

       Net realized gain on equity investments         1,561,296
2,941,788

       Net change in unrealized gain on

         investments                                 (1,695,445)
11,385,760

           Net increase (decrease) in net assets

             resulting from operations                  (32,605)
14,509,381



     Dividends and Distributions Paid to

       Shareholders:

       Dividends from net investment income             (99,636)
(169,899)

       Distributions from net realized gains                  _
(2,883,033)

           Total                                       (99,636)
(3,052,932)



     Capital Stock Transactions:

       Net increase (decrease) in net assets

         resulting from capital stock transactions   (1,558,579)
4,762,643



     Total increase (decrease) in net assets        (1,690,820)
16,219,092



     Net Assets:

       Beginning of period                            77,868,148
61,649,056

       End of period                                 $76,177,328
$77,868,148



See Notes to Financial Statements







Financial Highlights

for a share outstanding throughout the period



                                           Six Months

                                              Ended

                                         June 30, 1999      For the Year
                                                            Ended December 31,

                                           (Unaudited)  1998     1997    1996     1995     1994




Net asset value, beginning of period         $30.86     $26.09   $20.00   $18.19   $13.32   $15.37



Income from investment operations:

  Net investment income                         .04        .08      .09     .07      .14      .18

  Net realized and unrealized gain (loss)

    on investment                              (.04)      5.95     7.20     2.60     5.72    (1.61)

    Total from investment operations           -          6.03     7.29     2.67     5.86    (1.43)



Less Distributions:

  Dividends (from net investment

    income)                                    (.04)      (.07)    (.09)    (.07)    (.14)    (.18)

  Distributions (from capital gains)           -         (1.19)   (1.11)    (.79)    (.85)    (.44)

    Total distributions                        (.04)     (1.26)   (1.20)    (.86)    (.99)    (.62)

Net asset value, end of period               $30.82     $30.86   $26.09   $20.00   $18.19   $13.32



Total return<F1>                               0.00%     23.22%   36.56%   14.65%   44.25%   (9.32%)



Ratios/supplemental data:

  Net assets, end of period

    (in thousands)                           $76,177    $77,868  $61,649  $48,801  $45,397  $33,715

  Ratio of expenses

    to average net assets                      1.20%<F2>  1.24%    1.25%    1.42%    1.46%    1.50%

  Ratio of net income

    to average net assets                       .26%<F2>   .26%     .35%     .35%     .87%    1.20%

  Portfolio turnover rate                      8.42%<F2> 11.17%   13.03%   24.20%   25.65%   13.34%






<F1> Excludes maximum sales charge of 5.75% of the Fund's offering price.

<F2> Annualized



See Notes to Financial Statements







Notes to Financial Statements



Note 1 - Summary of Significant Accounting Policies

     The Growth Fund of Washington, Inc. (the "Fund") was incorporated in

Maryland on May 24, 1985.  The Fund is registered under the Investment Company

Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia.  Washington

Investment Advisers, Inc. ("WIA") is the Fund's investment adviser (the

"Investment Adviser").  Washington Management Corporation ("WMC") is the
Fund's

business manager (the "Business Manager").  The Investment Adviser and the

Business Manager are wholly owned subsidiaries of The Johnston-Lemon Group,

Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.



Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded.  Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price.  Short-term obligations with maturities of 60 days or less are valued at amortized cost,

which approximates market value.  Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.



Repurchase Agreements:  In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.

If the seller defaults, and the fair value of the collateral declines,

realization of the collateral by the Fund may be delayed or limited.



Securities Transactions and Investment Income:  Securities transactions are recorded on a trade date basis.  Realized gain and loss from securities transactions are recorded on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.



Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank.

The custodian fee of $18,509 includes $1,539 that was paid by these credits rather than in cash.



Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.



Note 2 - Investment Adviser and Business Management Fees and Other
Transactions

with Affiliates



WIA was paid a fee of $141,114 for investment management services.  The

Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000.  WMC was paid a fee of

$127,728 for business management services.  The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of

$40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of

$100,000,000.  The Fund pays all expenses not assumed by the Investment
Adviser

or Business Manager.



Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of

0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars,

printing of prospectuses and reports for other than existing shareholders,

preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.



Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The

Johnston-Lemon Group, Incorporated, earned $39,138 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.  Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.



All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.



Note 3 - Investment Transactions



The Fund made purchases of investment securities, other than short-term securities, of $3,116,563 and sales of $5,693,830 during the six months ended

June 30, 1999. Net unrealized gains at June 30, 1999 included unrealized gains of $53,658,418 and unrealized losses of $346,120.



Note 4 - Investment Transactions



Transactions in capital stock were:



                                             For the Six        For the Year

                                            Months Ended            Ended

                                              June 30,          December 31,

                                                1999                1998



In shares:

Shares sold                                     70,481             238,097

Shares issued in

  re-investment of

  dividends                                      2,928              92,251

Total shares issued                             73,409             330,348

Shares redeemed                               (125,526)           (169,144)

Net increase

  (decrease)                                   (52,117)            161,204



In dollars:

Shares sold                                 $2,143,656          $6,750,474

Shares issued in

  re-investment of

  dividends                                     88,594           2,777,562

Total shares issued                          2,232,250           9,528,036

Shares redeemed                             (3,790,829)         (4,765,393)

Net increase

  (decrease)                               $(1,558,579)         $4,762,643





(logo)

THE GROWTH FUND OF WASHINGTON

(logo) Chase Vista Funds



Board of Directors



James H. Lemon, Jr.

Chairman

Chairman of the Board and

Chief Executive Officer,

The Johnston-Lemon Group, Incorporated



Harry J. Lister

President

President, Washington

Management Corporation



Cyrus A. Ansary

President, Investment

Services International

Co. LLC



T. Eugene Smith

President,

T. Eugene Smith Inc.



Leonard P. Steuart, II

Vice President,

Steuart Investment Co.



Margita E. White

President, Association

for Maximum Service

Television Inc.



Officers



Stephen Hartwell

Executive Vice President



Howard L. Kitzmiller

Senior Vice President,

Secretary and Treasurer



Prabha S. Carpenter

Senior Vice President



Lois A. Erhard

Vice President



Ralph S. Richard

Vice President



Michael W. Stockton

Assistant Vice President,

Assistant Secretary and Assistant Treasurer



J. Lanier Frank

Assistant Vice President



Chase Vista Service Center

P.O. Box 419392

Kansas City, MO 64141-6392

1-800-34-VISTA



Office of the Fund and Business Manager



Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005

(202) 842-5665



Investment Adviser



Washington Investment Advisers, Inc.



Custodian



The Chase Manhattan Bank



Transfer Agent



DST Systems, Inc



Distributor



Vista Fund Distributors, Inc.



Independent Accountants



Johnson Lambert & Co.



Counsel



Thompson, O'Donnell, Markham, Norton & Hannon





Preparing for the Year 2000 - The Fund's key service providers - Washington

Investment Advisers, Washington Management Corporation, Chase Manhattan Bank,

the custodian, and DST Systems, the transfer agent - have updated their computer systems to process date-related information properly following the turn of the century.  Testing with business partners, vendors and other service providers  will continue throughout the remainder of the year and contingency plans are being developed to deal with potential disruptions. We will continue to keep you up-to-date in our regular publications.



This report is for the information of the shareholders of The Growth Fund of

Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges,

expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1999, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.



Vista Fund Distributors, Inc., is unaffiliated with The Chase Manhattan Bank.



GFW-3-699





The Growth Fund of Washington, Inc.

1101 Vermont Avenue, NW

Washington, DC 20005



Bulk Rate

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